UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to Section 240.14a-12

FTAC ATHENA ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.

	(3)	Filing Party:

	(4)	Date Filed:

Important Information

This communication is being made in respect of the proposed business combination (the “Business Combination”) contemplated by that certain Business Combination Agreement, dated as of August 3, 2021, by and between FTAC Athena Acquisition Corp. (the “Company”), and Pico Quantitative Trading Holdings LLC (“Pico”). On November 17, 2021, Amanda Abrams, the President and Chief Executive Officer of the Company, participated in a webinar entitled “IFR US ECM Roundtable — SPACs at a Crossroads.” A slide pertaining to the Business Combination included in the webinar materials is attached hereto. The materials are filed herewith pursuant to Rule 14a-12.

Additional Information About the Transactions and Where to Find It

The Company intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with the transactions contemplated by the Business Combination Agreement (the “Transactions”) and will mail a definitive proxy statement and other relevant documents to its shareholders. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for its extraordinary general meeting to be held to approve the Transactions, as these materials will contain important information about the Company, Pico and the Transactions. The definitive proxy statement will be mailed to shareholders of the Company as of a record date to be established for voting on the Transactions. Shareholders will also be able to obtain copies of the proxy statement, as well as other filings containing information about the Company, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: FTAC Athena Acquisition Corp., 2929 Arch Street, Suite 1703, Philadelphia, PA 19104, Attn: Amanda Abrams.

Participants in Solicitation

The Company, Pico and certain of their respective directors and officers may be deemed participants in the solicitation of proxies of the Company’s shareholders with respect to the approval of the Transactions. Information regarding the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s final prospectus relating to its initial public offering, which was filed with the SEC on February 24, 2021. Additional information regarding the participants in the proxy solicitation, including Pico’s directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement for the Transactions when available. Each of these documents is, or will be, available at the SEC’s website or by directing a request to the Company as described above under “Additional Information About the Transactions and Where to Find It.”

In connection with the Transactions, at any time prior to the extraordinary general meeting to approve the Transactions, certain existing Company shareholders, which may include certain of the Company’s officers, directors and other affiliates, may enter into transactions with shareholders and other persons with respect to the Company’s securities to provide such investors or other persons with incentives in connection with the approval and consummation of the Transactions. While the exact nature of such incentives has not yet been determined, they might include, without limitation, arrangements to purchase shares from or sell shares to such investors and persons at nominal prices or prices other than fair market value. These shareholders will only effect such transactions when they are not then aware of any material nonpublic information regarding the Company, Pico or their respective securities.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to the Company’s or Pico’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the Transactions; the business plans, objectives, expectations and intentions of the public company once the transaction is complete, and Pico’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on the Company’s or Pico’s management’s current expectations and beliefs, as applicable, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s or Pico’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the inability to complete the Transactions due to the failure to obtain approval of the shareholders of the Company or other conditions to closing in the Business Combination Agreement; (3) the ability of the public entity to meet Nasdaq’s listing standards following the Transactions; (4) the inability to complete the PIPE investment; (5) the risk that the proposed transaction disrupts current plans and operations of Pico as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and agents and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the business combination; (9) the possibility that Pico may be adversely affected by other economic, business, regulatory and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against the Company, Pico or any of their respective directors or officers, following the announcement of the potential transaction; and (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions. Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s final prospectus for its initial public offering, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in the Company’s proxy statement when available. New risks and uncertainties arise from time to time, and it is impossible for the Company or Pico to predict these events or how they may affect either party. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and Pico undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute a solicitation of a proxy, an offer to sell or the solicitation of an offer to buy any securities.

IFR US ECM ROUNDTABLE | SPACs AT A CROSSROADS

REFINITIV

FTAC Athena Acquisition agrees to $1.4bn merger with PICO

- February 2021 - FTAC Athena Acquisition completes $250m SPAC IPO
  - IPO was seventh SPAC sponsored by Fintech Masala dating back to 2015 Fintech Masala subsequently priced three additional SPACs and has a fourth, FTAC Zeus Acquisition, in registration
- August 2021 – FTAC announces merger with Pico Quantitative Trading at a $1.4bn enterprise value
  - Merger to be funded with SPAC IPO proceeds plus $200m of new money from a PIPE
    - Golden Gate Capital brought in as anchor investor on PIPE
    - Fintech Masala purchasing 2.8m of 20m shares sold at $10.00 on PIPE
      - Committed to purchase $25m of SPAC shares in the open market
      - Subscription agreement allows for purchase of up to additional 5m shares at closing
    - PIPE included participation from existing PICO shareholders
- Q1 2022 – SPAC shareholder vote pending, closing expected in early 2022

PICO FINANCIAL TECHNOLOGY SERVICES

Founder Shares 2%
PIPE Investors 12%
FTAA Public Shareholders 14%
PICO
Existing Pico Rollover Stockholders 72%

Source: IFR, securities filings

Sponsors

ICR STRATEGIC COMMUNICATIONS & ADVISORY
MAYER | BROWN
STIFEL
William Blair